UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 10, 2006 (May 4, 2006)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    333-91356               98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)

    103 FOULK ROAD, WILMINGTON, DE                                      19803
 ----------------------------------------                             ----------
 (Address of principal executive offices)                             (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 4, 2006, the board of directors of Zone 4 Play, Inc., (the "Company") approved an amendment to Company's 2004 Global Share Option Plan (the "Plan"), under which the number of shares reserved by the Company for the purpose of the Plan under section 5.1 of the Plan has been increased from 5,000,000 to 8,000,000.

     A copy of the amendment to the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     Exhibit 10.1   Amendment to 2004 Global Share Option Plan of Zone 4 Play,
                    Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         ZONE 4 PLAY, INC.
                                                         (registrant)

                                                         By: /s/ Uri Levy
Date: May 10, 2006                                       ----------------
                                                         Uri Levy
                                                         Chief Financial Officer